“Exhibit 99”

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED  PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Quarterly Report on Form 10-Q for the Quarter Ended September 30, 2002 (the “Report”) by International Bancshares Corporation (“Registrant”), each of the undersigned hereby certifies that to the best of his knowledge or belief:

1.               The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2.               2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

/s/ Dennis E. Nixon
Dennis E. Nixon
President (Chief Executive Officer)

/s/ Imelda Navarro
Imelda Navarro
Treasurer (Chief Financial Officer)